UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

Not Applicable
(I.R.S. Employer
Identification Number)
Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On October 5, 2023, Elastic N.V. (“Elastic” or the “Company”) held an annual general meeting of shareholders (the “Annual Meeting”) at the Company’s offices at Keizersgracht 281, 1016 ED Amsterdam, The Netherlands. At the Annual Meeting, the Company’s shareholders voted on ten proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on August 28, 2023 (the “2023 proxy statement”).

(b) As of the close of business on September 7, 2023, the record date for the Annual Meeting (the “Record Date”), there were 98,646,163 ordinary shares of Elastic issued and outstanding and entitled to vote at the Annual Meeting, which excludes 35,937 ordinary shares held in treasury and not entitled to vote. As of the Record Date, there were no preferred shares of Elastic issued and outstanding. At least one-third of the issued and outstanding Elastic shares were present or represented at the Annual Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

The certified final voting results with respect to the proposals voted on at the Annual Meeting are set forth below.

Proposal No. 1 – Appointment of Paul Auvil, Alison Gleeson, and Caryn Marooney as non-executive directors. The appointment for each of Mr. Auvil, Ms. Gleeson, and Ms. Marooney is for a term of three years, ending at the close of the 2026 annual general meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Paul Auvil	70,358,243	8,087,761	372,863	9,911,600
Alison Gleeson	70,286,138	8,162,474	370,255	9,911,600
Caryn Marooney	56,971,411	21,473,337	374,119	9,911,600

Less than a two-thirds majority of the votes cast for each nominee were cast against such nominee, and therefore Paul Auvil, Alison Gleeson, and Caryn Marooney were appointed at the general meeting in accordance with the Company's Articles of Association.

Proposal No. 2 – Adoption of the Company’s Dutch statutory annual accounts for the fiscal year ended April 30, 2023 (“Fiscal Year 2023”), which are prepared in accordance with International Financial Reporting Standards:

For	Against	Abstain
87,733,842	164,512	832,113

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 3 – Appointment of PricewaterhouseCoopers Accountants N.V. as the external auditor of our Dutch statutory annual accounts for the fiscal year ended April 30, 2024 (“Fiscal Year 2024”):

For	Against	Abstain
88,006,675	242,869	480,923

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 4 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for Fiscal Year 2024:

For	Against	Abstain
87,976,983	240,991	512,493

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Grant of full discharge to the Company’s executive directors from their liability with respect to the performance of their duties as executive directors of the Company during Fiscal Year 2023:

For	Against	Abstain	Broker Non-Votes
77,641,491	413,245	764,131	9,911,600

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 6 – Grant of full discharge to the Company’s non-executive directors from their liability with respect to the performance of their duties as non-executive directors of the Company during Fiscal Year 2023:

For	Against	Abstain	Broker Non-Votes
77,644,699	410,366	763,802	9,911,600

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 7 – Authorization of the Company's board of directors (the “Board”) to issue ordinary shares and grant rights to acquire ordinary shares:

For	Against	Abstain
87,323,156	913,012	494,299

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 8 – Authorization of the Board to restrict or exclude pre-emptive rights for issuances of ordinary shares and grants of rights:

For	Against	Abstain
87,306,456	905,964	518,047

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and, because more than half of the issued and outstanding ordinary shares of the Company were present or represented at the Annual Meeting, therefore passed.

Proposal No. 9 – Authorization of the Board to repurchase shares in the capital of the Company:

For	Against	Abstain
87,819,487	333,884	577,096

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 10 – Non-binding advisory vote on the compensation of the Company's named executive officers as described in the 2023 proxy statement:

For	Against	Abstain	Broker Non-Votes
65,072,954	13,379,949	365,964	9,911,600
The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers.

Item 8.01. Other Events.
On October 5, 2023 the Company issued a press release announcing the election of Paul Auvil at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
99.1	Press Release dated October 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

ELASTIC N.V.

By:	/s/ Janesh Moorjani
Name:	Janesh Moorjani
Title:	Chief Financial Officer and Chief Operating Officer